Foreign currency risk and fair value of financial instruments - Schedule of Present Fair Values of Derivative Financial Instruments (Details) - Cash flow hedge - Financial instruments at fair value through other comprehensive income
$ in Thousands
Dec. 31, 2019 USD ($)
Disclosure of financial liabilities [line items]
Notional Amount	3,000
Fair value of liability	$ 46
Forward contracts
Disclosure of financial liabilities [line items]
Notional Amount	3,000
Fair value of liability	$ 46